Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

8. Income Taxes

The Company has not recorded a current or deferred tax provision for the years ended December 31, 2016 and 2015 due to the Company’s net tax losses incurred and the uncertainty of realization of any related tax benefit in the future. Due to the full valuation allowance on the Company’s net deferred tax assets, there was no deferred tax benefit or provision recorded.

A reconciliation of the Company’s statutory tax expense (benefit) to our actual tax expense (benefit) is as follows:

	Year Ended
(Dollars in thousands)	December 31, 2016	December 31, 2015

Federal statutory rate at 34 percent	$(5,157)	$(6,206)
State taxes, net of federal tax expense (benefit)	(422)	(499)

Nondeductible interest	1,374	2,002
Stock-based compensation	414	59
Nondeductible meals & entertainment	9	21
Other	328	84
Change in valuation allowance	$3,454	$4,539

The components of the Company’s net deferred tax assets and liabilities are as follows:

	Year Ended
(In thousands)	December 31, 2016	December 31, 2015

Deferred Tax Assets:
Non-Current:
Net operating loss carry forward	$11,080	$7,662
Finite-lived intangibles	552	394
Non-qualified stock-based compensation	347	347
Property, plant and equipment	20	22

Current:
Accounts receivable allowance	4	4
Accrued expenses	878	998
Gross deferred tax assets	12,881	9,427

Deferred Tax Liabilities:
Non-Current:
Amortization of indefinite-lived intangible	(13)	(8)
Property, plant and equipment	—	—
Gross deferred tax liabilities	(13)	(8)
Net deferred tax assets before valuation allowance	12,868	9,419
Less: valuation allowance	(12,868)	(9,419)
Total net deferred tax asset (liability)	$—	$—

In assessing the need for a valuation allowance, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management has assessed the potential realization of its deferred tax assets and determined that sufficient uncertainty exists regarding the realization of its deferred tax assets and therefore continues to record a valuation allowance on all of its deferred tax assets.

As of December 31, 2016 and 2015, the Company had approximate Federal NOL carryforwards of $30.1 million and $20.9 million, respectively, and various state NOL carryforwards of $15.7 million and $10.2 million, respectively. The loss carryforwards for federal tax purposes will begin expiring in 2032. The expiration of the statute of limitations related to the state NOL carryforwards varies by state. The Company is subject to income taxes in the U.S. federal and various state jurisdictions. The Company is generally subject to U.S. federal and state tax examinations for all years after 2012.

Section 382 of the U.S. Internal Revenue Code generally imposes an annual limitation on the amount of net operating loss carryforwards that might be used to offset taxable income when a corporation has undergone significant changes in stock ownership. The Company has not completed a Section 382 analysis of the NOL carryforwards. Consequently, the Company’s NOL carryforwards may be subject to annual limitations under Section 382.

The Company recognizes tax liabilities for uncertain income tax positions based on management’s estimate of whether it is more likely than not that additional taxes will be required. The Company had no uncertain tax positions as of December 31, 2016 or 2015. It is the Company’s practice to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense. The Company does not expect any material changes in unrecognized tax positions over the next twelve months.